Fair value measurement and hierarchy	12 Months Ended
Aug. 31, 2024
Financial risk management and fair value measurement
Financial risk management and fair value measurement

26. Financial risk management and fair value measurement

Fair value measurement and hierarchy

The fair value measurement of the Company’s financial and non-financial assets and liabilities utilizes market observable inputs and data as far as possible. Inputs used in determining fair value measurements are categorized into different levels based on how observable the inputs used in the valuation technique utilized are (the “fair value hierarchy”):

a.	Level 1: Quoted prices in active markets for identical items [unadjusted];
b.	Level 2: Observable direct or indirect inputs other than Level 1 inputs; and
c.	Level 3: Unobservable inputs [i.e., not derived from market data].

The classification of an item into the above levels is based on the lowest level of the inputs used that has a significant effect on the fair value measurement of the item. Transfers of items between levels are recognized in the period they occur.

The carrying amount of trade and other receivables, advances from related parties and trade and other payables are assumed to approximate their fair value due to their short-term nature.

The fair value of financial liabilities is estimated by discounting the remaining contractual maturities at the current market interest rate that is available for similar financial liabilities.

Classified as Level 3, the fair value of Debentures was estimated using the partial differential equation model to value convertible debentures that include a call feature. Key assumptions used in the model include volatility, which was based on actual trading data, difference in volatility since initial issuance of the instrument and similar instruments on the market, and credit spread, which was based on corporate bond yield spreads in the market and credit spread data for similar public companies. The model included a fair value adjustment based on an initial calibration exercise. During the fiscal year ended August 31, 2023, the Company recorded an impairment loss on the Debentures based on the estimated recoverable amount of the financial asset [note 8].

The fair value of the derivative liabilities related to the warrants issued is classified as Level 3 in the fair value hierarchy and is calculated using the Black-Scholes Option Pricing Model using the historical volatility of comparable companies as an estimate of future volatility. As at August 31, 2024, the Company used volatility of approximately 83% to 88% over the remaining contractual life in order to determine the fair value of the derivative liabilities.

The fair value of the derivative liabilities related to the Series A and B Convertible Preferred Shares is classified as Level 3 in the fair value hierarchy and is calculated using the Monte Carlo simulation run under the Geometric Brownian Motion model. The significant input assumptions into the model for each valuation date include the starting share price, a 70% volatility applied to the Series A and Series B Convertible Preferred Shares as at the issuance date, a 75% volatility applied to the Series A and Series B Convertible Preferred Shares as at August 31, 2024 and a risk-free rate based on the U.S. treasury rates matching the duration of each component of the Series A and Series B Convertible Preferred Shares.

Financial risk management

The Company is exposed to risks that arise from its use of financial instruments. This note describes the Company’s objectives, policies and processes for managing those risks and the methods used to measure them.

[a] Credit risk

Credit risk refers to the risk that a counterparty will default on its contractual obligations resulting in financial loss to the Company. The Company has a strict code of credit, including obtaining instalment payments, obtaining agency credit information and setting appropriate credit limits. The maximum exposure to credit risk at the reporting date, is the carrying amount of financial assets. The Company does not hold any collateral.

Credit risk related with the Debentures is reflected in the fair value of the instrument [note 8].

Trade and other receivables are generally written off when there is no reasonable expectation of recovery. Indicators of this include the failure for a debtor to engage in a repayment plan, no active enforcement activity and a failure to make contractual payments.

[b] Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting its financial obligations as they fall due. The Company is exposed to liquidity risk primarily from its trade and other payables, other financial liabilities and long-term debt.

	Contractual	Less than
	cash flows	one year	1-5 years
	$	$	$
August 31, 2024
Trade and other payables	2,062,044	2,062,044	—
Long-term debt	458,640	101,397	357,243
	2,520,684	2,163,441	357,243

August 31, 2023
Trade and other payables	550,836	550,836	—
Other financial liabilities	113,694	113,694	—
Long-term debt	305,329	231,546	73,783
	969,859	896,076	73,783

[c] Interest rate risk

The Company is exposed to interest rate risk on its variable rate bank indebtedness and variable and fixed rate long-term debt. Fixed-rate borrowings expose the Company to fair value risk while variable rate borrowings expose the Company to cash flow risk.

[d] Foreign exchange risk

Foreign exchange risk is the risk that future cash flows or fair value of a financial instrument will fluctuate due to changes in foreign exchange rates.

The Company is exposed to transactional foreign currency risk to the extent that there is a mismatch between the currencies in which sales, purchases, receivables and borrowings are denominated and the respective functional currencies of the Company and its subsidiaries.

The Company has certain financial assets and liabilities denominated in United States dollars. The Canadian dollar equivalent carrying amounts of these assets and liabilities are as follows:

	2024	2023
	$	$
Cash	38,107	3,258,419
Trade and other receivables	28,488	188,001
Trade and other payables	2,224,737	800,149

Sensitivity

A reasonably possible 5% strengthening (weakening) of the U.S. dollar against the Canadian Dollar at the reporting date would have increased (decreased) net loss and other comprehensive loss by the amounts shown below. This analysis assumes that all other variables remain constant.

	Net Loss		Other Comprehensive Income
	+5%	-5%	+5%	-5%
	$	$	$	$
August 31, 2024	107,907	(107,907)	(17,658)	17,658